===================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
February 10, 2004

C-CHIP TECHNOLOGIES CORPORATION
formerly Keystone Mines Limited
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199 (Commission File No.)	88-0467848 (IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
(Address of principal executive offices and Zip Code)

(514) 337-2447
(Registrant's telephone number, including area code)

==================================================================================

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Strategic Alliance Agreement
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

C-Chip Technologies Corporation announced today that it has entered into a Strategic Alliance and licensing agreement with 7bridge Capital Partners Limited, a privately held Hong Kong company, to develop the C-Chip family of products and services in Asia Pacific, with an immediate emphasis on opening the China market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of February, 2004.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis Stephane Solis, President and Principal Executive Officer